                                                                   EXHIBIT 24.1

                              POWER OF ATTORNEY

    I, JERRY M. ARMSTRONG, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company, including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

    Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

    IN WITNESS WHEREOF, I have executed this instrument on this 28th day of January, 1999.


                                       /s/ Jerry M. Armstrong
                                       ---------------------------------
                                       Jerry M. Armstrong

                              POWER OF ATTORNEY

    I, TOBIN ARMSTRONG, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company, including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

    Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

    IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.


                                       /s/ Tobin Armstrong
                                       ---------------------------------
                                       Tobin Armstrong

                              POWER OF ATTORNEY

    I, JACK S. BLANTON, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company, including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

    Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

    IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.


                                       /s/ Jack S. Blanton
                                       ---------------------------------
                                       Jack S. Blanton

                              POWER OF ATTORNEY

    I, W.M. BRUMLEY, JR., in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company, including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

    Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

    IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.


                                       /s/ W.M. Brumley, Jr.
                                       ---------------------------------
                                       W.M. Brumley, Jr.

                              POWER OF ATTORNEY

    I, JOHN B. CARTER, JR., in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company, including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

    Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

    IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.


                                       /s/ John B. Carter, Jr.
                                       ---------------------------------
                                       John B. Carter, Jr.

                              POWER OF ATTORNEY

    I, WILLIAM L. FISHER, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company, including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

    Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

    IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.


                                       /s/ William L. Fisher
                                       ---------------------------------
                                       William L. Fisher

                              POWER OF ATTORNEY

    I, GERRIT W. GONG, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company, including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

    Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

    IN WITNESS WHEREOF, I have executed this instrument on this 27th day of January, 1999.


                                       /s/ Gerrit W. Gong
                                       ---------------------------------
                                       Gerrit W. Gong

                              POWER OF ATTORNEY

    I, J. STUART HUNT, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company, including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

    Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

    IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.


                                       /s/ J. Stuart Hunt
                                       ---------------------------------
                                       J. Stuart Hunt

                              POWER OF ATTORNEY

    I, FREDERICK A. KLINGENSTEIN, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities
Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company, including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the
"Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

    Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

    IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.


                                       /s/ Frederick A. Klingenstein
                                       ---------------------------------
                                       Frederick A. Klingenstein

                              POWER OF ATTORNEY

    I, JACK A. VICKERS, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company, including, without limitation, the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

    Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

    IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.


                                       /s/ Jack A. Vickers
                                       ---------------------------------
                                       Jack A. Vickers